FORM  8-K/A

                                 CURRENT  REPORT
     Pursuant  to  Section  13  or  15(d) of the Securities Exchange Act of 1934



        Date  of  Report  (Date  of  Earliest  Event Reported): April  23, 2004

                                     B2Digital,  Inc.
             (Exact  name  of  Registrant  as  specified  in  its  charter)


     Delaware                       0-11882                     84-0916299
(State  or  other           (Commission  File  Number)      (I.R.S.  Employer
jurisdiction  of                                         Identification  No.)
incorporation)


                        9171  Wilshire  Boulevard,  Suite  B
                        Beverly  Hills,  California  90210
                    -----------------------------------------
               (Address  of  principal  executive  offices)(Zip  Code)


        Registrant's  telephone  number,  including  area  code:  (310)281-2571

ITEM  5.   OTHER  EVENTS  AND  REG.  FD  DISCLOSURE

On April 23, 2004, the Registrant entered into an agreement to acquire 20% of B2 networks Inc.
The investment required the registrant to issue 1,666,667 shares of its common stock and incremental payments totaling $500,000 (five hundred thousand). On August 3 2004 the Company amended the Agreement and reduced it's investment to 10% or 110 shares, the company is obliged to pay $200,000 and Issue 2,667,000, to date the has made payments of $150,000 and issued 1,667,000.

EXHIBIT  INDEX

Number                          Exhibit  Description

10.1 Purchase Agreement between the Registrant and b2networks Inc. dated April 23, 2004.

10.2 Amended Purchase Agreement between the Registrant and b2networks Inc. dated August 3, 2004
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B2DIGITAL, INC.

Date:  August  12,  2004
/s/


----------------------------
Name:  Robert  C. Russell
Title:  Chief  Executive Officer